COHEN & STEERS ETF TRUST

Cohen & Steers Real Estate Active ETF (NYSE Arca: CSRE)

Cohen & Steers Preferred and Income Opportunities Active ETF (NYSE Arca: CSPF)

Cohen & Steers Natural Resources Active ETF (NYSE Arca: CSNR)

Supplement dated April 16, 2025 to

Statement of Additional Information dated January 31, 2025

Effective immediately, the subsection of the Statement of Additional Information entitled “Creation and Redemption of Creation Units—Timing of Submission of Purchase Orders” is replaced with the following:

In order to receive a certain day’s NAV, an Authorized Participant must submit an irrevocable order to purchase shares of a Fund after 4:00 p.m. and prior to 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Authorized Participant Agreement and/or applicable order form. The Business Day following the day on which such an order to purchase Creation Units of a Fund is deemed received is referred to as the “Order Placement Date.” Creation Orders must be transmitted by an Authorized Participant in the form required by a Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cutoff Time.” Although the Cutoff Time will typically be the time stated above, the Distributor or its agent, in their discretion, may permit the submission of orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business). Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Effective immediately, the first paragraph of the subsection of the Statement of Additional Information entitled “Creation and Redemption of Creation Units—Placement of Redemption Orders” is replaced with the following:

Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund after 4:00 p.m. Eastern time and prior to 5:30 p.m. Eastern time on the prior Business Day in order to receive the next Business Day’s NAV. The Business Day following the day on which such an order to redeem Creation Units of a Fund is deemed received is referred to as the “Order Placement Date.” Each Fund’s deadline specified above for the placement of redemption orders is referred to as that Fund’s “Cutoff Time.” Although the Cutoff Time will typically be the time stated above, the Distributor or its agent, in their discretion, may permit the submission of orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business). Additionally, on days when the Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

ETFSAI-4.25